Exhibit 99.2

HUNTINGTON BANCSHARES INCORPORATED

Quarterly Financial Supplement

June 2015

Table of Contents

Quarterly Key Statistics	1

Year to Date Key Statistics	2

Consolidated Balance Sheets	3

Loans and Leases Composition	4

Deposits Composition	5

Consolidated Quarterly Average Balance Sheets	6

Consolidated Quarterly Net Interest Margin - Interest Income / Expense	7

Consolidated Quarterly Net Interest Margin - Yield	8

Selected Quarterly Income Statement Data	9

Quarterly Mortgage Banking Income	10

Quarterly Credit Reserves Analysis	11

Quarterly Net Charge-Off Analysis	12

Quarterly Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)	13

Quarterly Accruing Past Due Loans and Leases and Accruing Troubled Debt Restructured Loans	14

Quarterly Capital Under Current Regulatory Standards (Basel III) and Other Capital Data	15

Quarterly Common Stock Summary, Non-Regulatory Capital, and Other Data	16

Consolidated Year to Date Average Balance Sheets	17

Consolidated Year to Date Net Interest Margin - Interest Income / Expense	18

Consolidated Year to Date Net Interest Margin - Yield	19

Selected Year to Date Income Statement Data	20

Year to Date Mortgage Banking Income	21

Year to Date Credit Reserves Analysis	22

Year to Date Net Charge-Off Analysis	23

Year to Date Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)	24

Year to Date Accruing Past Due Loans and Leases and Accruing and Nonaccruing Troubled Debt Restructured Loans	25

Notes:

The preparation of financial statement data in conformity with accounting principles generally accepted in the United States (GAAP) requires management to make estimates and assumptions that affect amounts reported. Actual results could differ from those estimates. Certain prior period amounts have been reclassified to conform to the current period’s presentation.

Non-Regulatory Capital Ratios

In addition to capital ratios defined by banking regulators, the Company considers various other measures when evaluating capital utilization and adequacy, including:

•	Tangible common equity to tangible assets,

•	Tier 1 common equity to risk-weighted assets using Basel I definitions (through 4Q 2014), and

•	Tangible common equity to risk-weighted assets using Basel I definition (through 4Q 2014) and Basel III definition (beginning 1Q 2015).

These non-regulatory capital ratios are viewed by management as useful additional methods of reflecting the level of capital available to withstand unexpected market conditions. Additionally, presentation of these ratios allows readers to compare the Company’s capitalization to other financial services companies. These ratios differ from capital ratios defined by banking regulators principally in that the numerator excludes preferred securities, the nature and extent of which varies among different financial services companies. These ratios are not defined in GAAP or federal banking regulations. As a result, these non-regulatory capital ratios disclosed by the Company may be considered non-GAAP financial measures.

Because there are no standardized definitions for these non-regulatory capital ratios, the Company’s calculation methods may differ from those used by other financial services companies. Also, there may be limits in the usefulness of these measures to investors. As a result, the Company encourages readers to consider the consolidated financial statements and other financial information contained in the related press release in their entirety, and not to rely on any single financial measure.

Huntington Bancshares Incorporated

Quarterly Key Statistics(1)

(Unaudited)

	2015		2014	Percent Changes vs.
(dollar amounts in thousands, except per share amounts)	Second	First	Second	1Q15	2Q14
Net interest income	$490,686	$467,685	$460,048	5%	7%
Provision for credit losses	20,419	20,591	29,385	(1)	(31)
Noninterest income	281,773	231,623	250,067	22	13
Noninterest expense	491,777	458,857	458,636	7	7

Income before income taxes	260,263	219,860	222,094	18	17
Provision for income taxes	64,057	54,006	57,475	19	11

Net income	$196,206	$165,854	$164,619	18%	19%

Dividends on preferred shares	7,968	7,965	7,963	—	—

Net income applicable to common shares	$188,238	$157,889	$156,656	19%	20%

Net income per common share - diluted	$0.23	$0.19	$0.19	21%	21%
Cash dividends declared per common share	0.06	0.06	0.05	—	20
Book value per common share at end of period	7.61	7.51	7.17	1	6
Tangible book value per common share at end of period	6.71	6.62	6.48	1	4

Average common shares - basic	806,891	809,778	821,546	—	(2)
Average common shares - diluted	820,238	823,809	834,687	—	(2)

Return on average assets	1.16%	1.02%	1.07%
Return on average common shareholders’ equity	12.3	10.6	10.8
Return on average tangible common shareholders’ equity(2)	14.4	12.2	12.4
Net interest margin(3)	3.20	3.15	3.28
Efficiency ratio(4)	61.7	63.5	62.7
Noninterest Income/Total Revenue	36.1	32.8	34.9
Effective tax rate	24.6	24.6	25.9

Average loans and leases	$47,899,416	$47,780,321	$45,023,793	—	6
Average loans and leases - linked quarter annualized growth rate	1.0%	5.8%	14.7%
Average earning assets	$62,568,617	$61,192,878	$57,076,706	2	10
Average total assets	67,882,962	66,251,089	61,830,210	3	10
Average core deposits(5)	49,191,637	48,777,445	45,611,033	1	8
Average core deposits - linked quarter annualized growth rate	3.4%	9.6%	3.7%
Average shareholders’ equity	$6,516,762	$6,416,066	$6,227,809	2	5

Total assets at end of period	68,845,648	68,002,661	63,797,113	1	8
Total shareholders’ equity at end of period	6,496,258	6,461,954	6,240,791	1	4

Net charge-offs (NCOs)	25,375	24,432	28,643	4	(11)
NCOs as a % of average loans and leases	0.21%	0.20%	0.25%
Nonaccrual loans and leases (NALs)	$364,339	$364,413	$324,957	—	12
NAL ratio	0.75%	0.76%	0.71%
Nonperforming assets (NPAs)(6)	$396,011	$400,804	$362,092	(1)	9
NPA ratio(6)	0.81%	0.84%	0.79%	(4)	3
Allowance for loan and lease losses (ALLL) as a % of total loans and leases at the end of period	1.23	1.27	1.38
ALLL plus allowance for unfunded loan commitments and letters of credit (ACL) as a % of total loans and leases at the end of period	1.34	1.38	1.50
ACL as a % of NALs	180	181	213
ACL as a % of NPAs	165	165	191
Tier 1 leverage ratio(7)(9)	8.98	9.04	10.01
Common equity tier 1 risk-based capital ratio	9.65	9.51	N.A.
Tier 1 common risk-based capital ratio(7)(9)	N.A.	N.A.	10.26
Tier 1 risk-based capital ratio(7)(9)	10.41	10.22	11.56
Total risk-based capital ratio(7)(9)	12.62	12.48	13.67
Tangible common equity / tangible asset ratio(8)	7.91	7.95	8.38

See Notes to the Quarterly Key Statistics.

Huntington Bancshares Incorporated

Year To Date Key Statistics(1)

(Unaudited)

	Six Months Ended June 30,		Change
(dollar amounts in thousands, except per share amounts)	2015	2014	Amount	Percent
Net interest income	$958,372	$897,554	$60,818	7%
Provision for credit losses	41,010	54,015	(13,005)	(24)
Noninterest income	513,396	498,552	14,844	3
Noninterest expense	950,634	918,757	31,877	3

Income before income taxes	480,124	423,334	56,790	13
Provision for income taxes	118,063	109,572	8,491	8

Net Income	$362,061	$313,762	$48,299	15%

Dividends on preferred shares	15,933	15,927	6	—

Net income applicable to common shares	$346,128	$297,835	$48,293	16%

Net income per common share - diluted	$0.42	$0.36	$0.06	17%
Cash dividends declared per common share	0.12	0.10	0.02	20

Average common shares - basic	808,335	825,603	(17,268)	(2)
Average common shares - diluted	822,023	838,546	(16,523)	(2)

Return on average assets	1.09%	1.04%
Return on average common shareholders’ equity	11.5	10.3
Return on average tangible common shareholders’ equity(2)	13.3	12.4
Net interest margin(3)	3.17	3.28
Efficiency ratio(4)	62.6	64.5
Noninterest Income/Total Revenue	34.5	35.4
Effective tax rate	24.6	25.9

Average loans and leases	$47,840,198	$44,227,995	3,612,203	8
Average earning assets	61,884,548	56,024,814	5,859,734	10
Average total assets	67,071,533	60,767,252	6,304,281	10
Average core deposits(5)	48,985,386	45,403,965	3,581,421	8
Average shareholders’ equity	6,466,692	6,205,474	261,218	4

Net charge-offs (NCOs)	49,807	71,629	(21,822)	(30)
NCOs as a % of average loans and leases	0.21%	0.32%	(0.12)	(36)

See Notes to the Annual and Quarterly Key Statistics.

Key Statistics Footnotes

(1)	Comparisons for all presented periods are impacted by a number of factors. Refer to Significant Items.
(2)	Net income excluding expense for amortization of intangibles for the period divided by average tangible common shareholders’ equity. Average tangible common shareholders’ equity equals average total common shareholders’ equity less average intangible assets and goodwill. Expense for amortization of intangibles and average intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.
(3)	On a fully-taxable equivalent (FTE) basis assuming a 35% tax rate.
(4)	Noninterest expense less amortization of intangibles and goodwill impairment divided by the sum of FTE net interest income and noninterest income excluding securities gains (losses).
(5)	Includes noninterest-bearing and interest-bearing demand deposits, money market deposits, savings and other domestic deposits, and core certificates of deposit.
(6)	NPAs include other real estate owned.
(7)	June 30, 2015, figures are estimated.
(8)	Tangible common equity (total common equity less goodwill and other intangible assets) divided by tangible assets (total assets less goodwill and other intangible assets). Other intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.
(9)	On January 1, 2015, we became subject to the Basel III capital requirements and the standardized approach for calculating risk-weighted assets in accordance with subpart D of the final capital rule. Ratios prior to January 1, 2015 were not retrospectively updated and are presented on a Basel 1 basis.
(N.A.)	Not applicable. See footnote 9 above.

Huntington Bancshares Incorporated

Consolidated Balance Sheets

	2015	2014		Percent Changes vs.
(dollar amounts in thousands, except number of shares)	June 30,	December 31,	June 30,	4Q14	2Q14
	(Unaudited)		(Unaudited)
Assets
Cash and due from banks	$1,379,969	$1,220,565	$1,218,453	13%	13%
Interest-bearing deposits in banks	71,409	64,559	69,634	11	3
Trading account securities	59,146	42,191	50,541	40	17
Loans held for sale	548,054	416,327	317,862	32	72
Available-for-sale and other securities	10,254,871	9,384,670	8,491,037	9	21
Held-to-maturity securities	3,304,160	3,379,905	3,621,995	(2)	(9)
Loans and leases(1)	48,752,301	47,655,726	46,079,775	2	6
Allowance for loan and lease losses	(599,542)	(605,196)	(635,101)	(1)	(6)

Net loans and leases	48,152,759	47,050,530	45,444,674	2	6

Bank owned life insurance	1,735,627	1,718,436	1,693,991	1	2
Premises and equipment	615,436	616,407	622,289	—	(1)
Goodwill	678,369	522,541	505,448	30	34
Other intangible assets	62,705	74,671	81,460	(16)	(23)
Accrued income and other assets	1,983,143	1,807,208	1,679,729	10	18

Total assets	$68,845,648	$66,298,010	$63,797,113	4%	8%

Liabilities and shareholders’ equity
Liabilities
Deposits(2)	$53,473,179	$51,732,151	$48,748,765	3%	10%
Short-term borrowings	1,511,444	2,397,101	3,627,409	(37)	(58)
Long-term debt	5,854,584	4,335,962	4,094,352	35	43
Accrued expenses and other liabilities	1,510,183	1,504,626	1,085,796	—	39

Total liabilities	62,349,390	59,969,840	57,556,322	4	8

Shareholder’s equity

Preferred stock - authorized 6,617,808 shares-
Series A, 8.50% fixed rate, non-cumulative perpetual convertible preferred stock, par value of $0.01, and liquidation value per share of $1,000	362,507	362,507	362,507	—	—

Series B, floating rate, non-voting, non-cumulative perpetual preferred stock, par value of $0.01, and liquidation value per share of $1,000	23,785	23,785	23,785	—	—

Common stock - Par value of $0.01	8,050	8,131	8,182	(1)	(2)
Capital surplus	7,109,493	7,221,745	7,279,244	(2)	(2)
Less treasury shares, at cost	(17,043)	(13,382)	(9,071)	27	88
Accumulated other comprehensive loss	(185,650)	(222,292)	(159,727)	(16)	16
Retained (deficit) earnings	(804,884)	(1,052,324)	(1,264,129)	(24)	(36)

Total shareholders’ equity	6,496,258	6,328,170	6,240,791	3	4

Total liabilities and shareholders’ equity	$68,845,648	$66,298,010	$63,797,113	4%	8%

Common shares authorized (par value of $0.01)	1,500,000,000	1,500,000,000	1,500,000,000
Common shares issued	805,035,698	813,136,321	818,248,450
Common shares outstanding	803,065,757	811,454,676	817,002,296
Treasury shares outstanding	1,969,941	1,681,645	1,246,154
Preferred shares issued	1,967,071	1,967,071	1,967,071
Preferred shares outstanding	398,007	398,007	398,007

(1)	See page 4 for detail of loans and leases.
(2)	See page 5 for detail of deposits.

Huntington Bancshares Incorporated

Loans and Leases Composition

(Unaudited)

	2015				2014
(dollar amounts in millions)	June 30,		March 31,		December 31,		September 30,		June 30,
Ending Balances by Type:
Commercial:(1)
Commercial and industrial	$20,003	41%	$20,109	42%	$19,033	40%	$18,791	40%	$18,899	41%
Commercial real estate:
Construction	1,021	2	910	2	875	2	850	2	757	2
Commercial	4,192	9	4,157	9	4,322	9	4,141	9	4,233	9

Commercial real estate	5,213	11	5,067	11	5,197	11	4,991	11	4,990	11

Total commercial	25,216	52	25,176	53	24,230	51	23,782	51	23,889	52

Consumer:
Automobile	8,549	18	7,803	16	8,690	18	8,322	18	7,686	17
Home equity	8,526	17	8,492	18	8,491	18	8,436	18	8,405	18
Residential mortgage	5,987	12	5,795	12	5,831	12	5,788	12	5,707	12
Other consumer	474	1	430	1	414	1	395	1	393	1

Total consumer	23,536	48	22,520	47	23,426	49	22,941	49	22,191	48

Total loans and leases	$48,752	100%	$47,696	100%	$47,656	100%	$46,723	100%	$46,080	100%

Ending Balances by Business Segment:
Retail and Business Banking	$13,673	28%	$13,515	28%	$13,199	28%	$13,136	28%	$13,096	29%
Commercial Banking	12,980	27	13,066	28	12,362	26	11,919	26	11,846	26
AFCRE	15,609	32	14,812	31	15,640	33	15,229	33	14,762	32
RBHPCG	2,968	6	2,896	6	2,963	6	2,938	6	2,883	6
Home Lending	3,405	7	3,336	7	3,391	7	3,372	7	3,366	7
Treasury / Other	117	—	71	—	101	—	129	—	127	—

Total loans and leases	$48,752	100%	$47,696	100%	$47,656	100%	$46,723	100%	$46,080	100%

	2015				2014
	Second		First		Fourth		Third		Second
Average Balances by Business Segment:
Retail and Business Banking	$13,646	29%	$13,523	28%	$13,168	28%	$13,100	28%	$13,040	29%
Commercial Banking	12,808	27	12,140	26	12,389	27	11,702	25	11,292	25
AFCRE	15,071	31	15,779	33	15,160	32	14,926	32	14,460	32
RBHPCG	2,930	6	2,890	6	2,949	6	2,901	7	2,879	7
Home Lending	3,339	7	3,360	7	3,327	7	3,377	8	3,289	7
Treasury / Other	105	—	88	—	99	—	107	—	63	—

Total loans and leases	$47,899	100%	$47,780	100%	$47,092	100%	$46,113	100%	$45,023	100%

(1)	As defined by regulatory guidance, there were no commercial loans outstanding that would be considered a concentration of lending to a particular industry or group of industries.

Huntington Bancshares Incorporated

Deposits Composition

(Unaudited)

	2015				2014
(dollar amounts in millions)	June 30,		March 31,		December 31,		September 30,		June 30,
Ending Balances by Type:

Demand deposits - noninterest-bearing	$17,011	32%	$15,960	30%	$15,393	30%	$14,754	29%	$14,151	29%
Demand deposits - interest-bearing	6,627	12	6,537	13	6,248	12	6,052	12	5,921	12
Money market deposits	18,580	35	18,933	36	18,986	37	18,174	36	17,563	36
Savings and other domestic deposits	5,240	10	5,288	10	5,048	10	5,038	10	5,036	10
Core certificates of deposit	2,580	5	2,709	5	2,936	5	3,150	6	3,272	7

Total core deposits	50,038	94	49,427	94	48,611	94	47,168	93	45,943	94
Other domestic deposits of $250,000 or more	178	—	189	—	198	—	202	1	241	—
Brokered deposits and negotiable CDs	2,705	5	2,682	5	2,522	5	2,357	5	2,198	5
Deposits in foreign offices	552	1	535	1	401	1	402	1	367	1

Total deposits	$53,473	100%	$52,833	100%	$51,732	100%	$50,129	100%	$48,749	100%

Total core deposits:
Commercial	$24,103	48%	$23,061	47%	$22,725	47%	$21,753	46%	$20,629	45%
Consumer	25,935	52	26,366	53	25,886	53	25,415	54	25,314	55

Total core deposits	$50,038	100%	$49,427	100%	$48,611	100%	$47,168	100%	$45,943	100%

Ending Balances by Business Segment:
Retail and Business Banking	$29,983	56%	$30,150	57%	$29,350	57%	$29,265	58%	$28,836	59%
Commercial Banking	10,908	20	11,195	21	11,185	21	10,791	22	9,793	20
AFCRE	1,519	3	1,443	3	1,378	3	1,362	3	1,457	3
RBHPCG	7,265	14	6,707	13	6,728	13	5,898	11	6,124	12
Home Lending	340	1	350	—	327	1	269	1	284	1
Treasury / Other(1)	3,458	6	2,988	6	2,764	5	2,544	5	2,255	5

Total deposits	$53,473	100%	$52,833	100%	$51,732	100%	$50,129	100%	$48,749	100%

	2015				2014
	Second		First		Fourth		Third		Second
Average Balances by Business Segment:
Retail and Business Banking	$30,126	57%	$29,727	57%	$29,481	58%	$28,865	59%	$29,108	60%
Commercial Banking	10,848	20	11,140	21	10,632	21	10,248	21	9,780	20
AFCRE	1,487	3	1,375	3	1,315	3	1,285	2	1,183	3
RBHPCG	6,780	13	6,736	13	6,389	12	5,958	12	5,859	12
Home Lending	388	1	321	1	323	1	294	1	296	1
Treasury / Other(1)	3,010	6	2,830	5	2,612	5	2,328	5	2,032	4

Total deposits	$52,639	100%	$52,129	100%	$50,752	100%	$48,978	100%	$48,258	100%

(1)	Comprised primarily of national market deposits.

Huntington Bancshares Incorporated

Consolidated Quarterly Average Balance Sheets

(Unaudited)

	Average Balances
	2015		2014			Percent Changes vs.
(dollar amounts in millions)	Second	First	Fourth	Third	Second	1Q15	2Q14
Assets
Interest-bearing deposits in banks	$89	$94	$85	$82	$91	(5)%	(2)%
Loans held for sale	1,272	381	374	351	288	234	342
Securities:
Available-for-sale and other securities:
Taxable	7,916	7,664	7,291	6,935	6,662	3	19
Tax-exempt	2,028	1,874	1,684	1,620	1,290	8	57

Total available-for-sale and other securities	9,944	9,538	8,975	8,555	7,952	4	25
Trading account securities	41	53	49	50	45	(23)	(9)
Held-to-maturity securities - taxable	3,324	3,347	3,435	3,556	3,677	(1)	(10)

Total securities	13,309	12,938	12,459	12,161	11,674	3	14

Loans and leases:(1)
Commercial:
Commercial and industrial	19,819	19,116	18,880	18,581	18,262	4	9
Commercial real estate:
Construction	970	887	822	775	702	9	38
Commercial	4,214	4,275	4,262	4,188	4,345	(1)	(3)

Commercial real estate	5,184	5,162	5,084	4,963	5,047	—	3

Total commercial	25,003	24,278	23,964	23,544	23,309	3	7

Consumer:
Automobile	8,083	8,783	8,512	8,012	7,349	(8)	10
Home equity	8,503	8,484	8,452	8,412	8,376	—	2
Residential mortgage	5,859	5,810	5,751	5,747	5,608	1	4
Other consumer	451	425	413	398	382	6	18

Total consumer	22,896	23,502	23,128	22,569	21,715	(3)	5

Total loans and leases	47,899	47,780	47,092	46,113	45,024	—	6
Allowance for loan and lease losses	(608)	(612)	(631)	(633)	(642)	(1)	(5)

Net loans and leases	47,291	47,168	46,461	45,480	44,382	—	7

Total earning assets	62,569	61,193	60,010	58,707	57,077	2	10

Cash and due from banks	926	935	929	887	872	(1)	6
Intangible assets	745	593	602	583	591	26	26
All other assets	4,251	4,142	4,022	3,929	3,932	3	8

Total assets	$67,883	$66,251	$64,932	$63,473	$61,830	2%	10%

Liabilities and shareholders’ equity
Deposits:
Demand deposits - noninterest-bearing	$15,893	$15,253	$15,179	$14,090	$13,466	4%	18%
Demand deposits - interest-bearing	6,584	6,173	5,948	5,913	5,945	7	11

Total demand deposits	22,477	21,426	21,127	20,003	19,411	5	16
Money market deposits	18,803	19,368	18,401	17,929	17,680	(3)	6
Savings and other domestic deposits	5,273	5,169	5,052	5,020	5,086	2	4
Core certificates of deposit	2,639	2,814	3,058	3,167	3,434	(6)	(23)

Total core deposits	49,192	48,777	47,638	46,119	45,611	1	8
Other domestic deposits of $250,000 or more	184	195	201	223	262	(6)	(30)
Brokered deposits and negotiable CDs	2,701	2,600	2,434	2,262	2,070	4	30
Deposits in foreign offices	562	557	479	374	315	1	78

Total deposits	52,639	52,129	50,752	48,978	48,258	1	9
Short-term borrowings	2,153	1,882	2,683	3,193	2,788	14	(23)
Long-term debt	5,144	4,374	3,956	3,967	3,523	18	46

Total interest-bearing liabilities	44,043	43,132	42,212	42,048	41,103	2	7

All other liabilities	1,430	1,450	1,167	1,043	1,033	(1)	38
Shareholders’ equity	6,517	6,416	6,374	6,292	6,228	2	5

Total liabilities and shareholders’ equity	$67,883	$66,251	$64,932	$63,473	$61,830	2%	10%

(1)	Includes nonaccrual loans

Huntington Bancshares Incorporated

Consolidated Quarterly Net Interest Margin - Interest Income / Expense(1)

(Unaudited)

	Interest Income / Expense
	2015		2014
(dollar amounts in thousands)	Second	First	Fourth	Third	Second
Assets
Interest-bearing deposits in banks	$19	$41	$50	$39	$8
Loans held for sale	10,546	3,520	3,566	3,487	3,072
Securities:
Available-for-sale and other securities:
Taxable	51,525	47,856	47,531	43,066	42,027
Tax-exempt	15,875	14,288	13,718	12,245	10,161

Total available-for-sale and other securities	67,400	62,144	61,249	55,311	52,188
Trading account securities	104	155	128	107	79
Held-to-maturity securities - taxable	20,741	20,667	21,013	21,777	22,614

Total securities	88,245	82,966	82,390	77,195	74,881

Loans and leases:
Commercial:
Commercial and industrial	180,992	158,917	161,530	163,765	161,173
Commercial real estate:
Construction	8,825	8,462	9,034	8,673	7,599
Commercial	36,329	38,197	37,789	38,542	45,690

Commercial real estate	45,154	46,659	46,823	47,215	53,289

Total commercial	226,146	205,576	208,353	210,980	214,462

Consumer:
Automobile	64,575	70,140	71,449	68,786	63,543
Home equity	84,215	84,382	86,176	86,372	86,099
Residential mortgage	54,496	54,432	55,186	54,352	52,896
Other consumer	9,515	8,599	7,977	7,355	6,998

Total consumer	212,801	217,553	220,788	216,865	209,536

Total loans and leases	438,947	423,129	429,141	427,845	423,998

Total earning assets	$537,757	$509,656	$515,147	$508,566	$501,959

Liabilities
Deposits:
Demand deposits - noninterest-bearing	$—	$—	$—	$—	$—
Demand deposits - interest-bearing	984	693	588	601	571

Total demand deposits	984	693	588	601	571
Money market deposits	10,435	10,226	10,261	10,407	10,548
Savings and other domestic deposits	1,775	1,914	2,091	2,050	2,179
Core certificates of deposit	5,161	5,282	5,764	5,909	6,938

Total core deposits	18,355	18,115	18,704	18,967	20,236
Other domestic deposits of $250,000 or more	204	204	220	246	281
Brokered deposits and negotiable CDs	1,121	1,069	1,128	1,126	1,228
Deposits in foreign offices	185	179	156	121	102

Total deposits	19,865	19,567	20,208	20,460	21,847
Short-term borrowings	731	542	820	878	720
Long-term debt	18,513	14,302	13,345	13,387	12,707

Total interest bearing liabilities	39,109	34,411	34,373	34,725	35,274

Net interest income	$498,648	$475,245	$480,774	$473,841	$466,685

(1)	Fully-taxable equivalent (FTE) income and expense calculated assuming a 35% tax rate. See page 9 for the FTE adjustment.

Huntington Bancshares Incorporated

Consolidated Quarterly Net Interest Margin - Yield

(Unaudited)

	Average Rates(2)
	2015		2014
Fully-taxable equivalent basis(1)	Second	First	Fourth	Third	Second
Assets
Interest-bearing deposits in banks	0.08%	0.18%	0.23%	0.19%	0.04%
Loans held for sale	3.32	3.69	3.82	3.98	4.27
Securities:
Available-for-sale and other securities:
Taxable	2.60	2.50	2.61	2.48	2.52
Tax-exempt	3.13	3.05	3.26	3.02	3.15

Total available-for-sale and other securities	2.71	2.61	2.73	2.59	2.63
Trading account securities	1.00	1.17	1.05	0.85	0.70
Held-to-maturity securities - taxable	2.50	2.47	2.45	2.45	2.46

Total securities	2.65	2.57	2.65	2.54	2.57
Loans and leases:(2)(3)
Commercial:
Commercial and industrial	3.61	3.33	3.35	3.45	3.49
Commercial real estate:
Construction	3.60	3.81	4.30	4.38	4.29
Commercial	3.41	3.57	3.47	3.60	4.16

Commercial real estate	3.45	3.62	3.60	3.72	4.17

Total commercial	3.58	3.39	3.40	3.51	3.64

Consumer:
Automobile	3.20	3.24	3.33	3.41	3.47
Home equity	3.97	4.03	4.05	4.07	4.12
Residential mortgage	3.72	3.75	3.84	3.78	3.77
Other consumer	8.45	8.20	7.68	7.31	7.34

Total consumer	3.73	3.74	3.80	3.82	3.87

Total loans and leases	3.65	3.56	3.60	3.66	3.75

Total earning assets	3.45%	3.38%	3.41%	3.44%	3.53%

Liabilities
Deposits:
Demand deposits - noninterest-bearing	—%	—%	—%	—%	—%
Demand deposits - interest-bearing	0.06	0.05	0.04	0.04	0.04

Total demand deposits	0.02	0.01	0.01	0.01	0.01
Money market deposits	0.22	0.21	0.22	0.23	0.24
Savings and other domestic deposits	0.14	0.15	0.16	0.16	0.17
Core certificates of deposit	0.78	0.76	0.75	0.74	0.81

Total core deposits	0.22	0.22	0.23	0.23	0.25
Other domestic deposits of $250,000 or more	0.44	0.42	0.43	0.44	0.43
Brokered deposits and negotiable CDs	0.17	0.17	0.18	0.20	0.24
Deposits in foreign offices	0.13	0.13	0.13	0.13	0.13

Total deposits	0.22	0.22	0.23	0.23	0.25
Short-term borrowings	0.14	0.12	0.12	0.11	0.10
Long-term debt	1.44	1.31	1.35	1.35	1.44

Total interest-bearing liabilities	0.36	0.32	0.32	0.33	0.34

Net interest rate spread	3.09	3.06	3.09	3.11	3.19
Impact of noninterest-bearing funds on margin	0.11	0.09	0.09	0.09	0.09

Net interest margin	3.20%	3.15%	3.18%	3.20%	3.28%

Commercial Loan Derivative Impact

(Unaudited)

	Average Rates (2)
	2015		2014
Fully-taxable equivalent basis(1)	Second	First	Fourth	Third	Second
Commercial loans(2)(3)	3.38%	3.18%	3.20%	3.30%	3.42%
Impact of commercial loan derivatives	0.20	0.21	0.20	0.20	0.22
Total commercial - as reported	3.58%	3.39%	3.40%	3.51%	3.64%

Average 30 day LIBOR	0.18%	0.17%	0.16%	0.15%	0.15%

(1)	Fully-taxable equivalent (FTE) yields are calculated assuming a 35% tax rate. See page 9 for the FTE adjustment.
(2)	Loan, lease, and deposit average rates include impact of applicable derivatives, non-deferrable fees, and amortized fees.
(3)	Includes the impact of nonaccrual loans.

Huntington Bancshares Incorporated

Selected Quarterly Income Statement Data(1)

(Unaudited)

	2015		2014
(dollar amounts in thousands, except per share amounts)	Second	First	Fourth	Third	Second
Interest income	$529,795	$502,096	$507,625	$501,060	$495,322
Interest expense	39,109	34,411	34,373	34,725	35,274

Net interest income	490,686	467,685	473,252	466,335	460,048
Provision for credit losses	20,419	20,591	2,494	24,480	29,385

Net interest income after provision for credit losses	470,267	447,094	470,758	441,855	430,663

Service charges on deposit accounts	70,118	62,220	67,408	69,118	72,633
Trust services	26,550	29,039	28,781	28,045	29,581
Electronic banking	30,259	27,398	27,993	27,275	26,491
Mortgage banking income	38,518	22,961	14,030	25,051	22,717
Brokerage income	15,184	15,500	16,050	17,155	17,905
Insurance income	17,637	15,895	16,252	16,729	15,996
Bank owned life insurance income	13,215	13,025	14,988	14,888	13,865
Capital markets fees	13,192	13,905	13,791	10,246	10,500
Gain on sale of loans	12,453	4,589	5,408	8,199	3,914
Securities gains (losses)	82	—	(104)	198	490
Other income	44,565	27,091	28,681	30,445	35,975

Total noninterest income	281,773	231,623	233,278	247,349	250,067

Personnel costs	282,135	264,916	263,289	275,409	260,600
Outside data processing and other services	58,508	50,535	53,685	53,073	54,338
Net occupancy	28,861	31,020	31,565	34,405	28,673
Equipment	31,694	30,249	31,981	30,183	28,749
Professional services	12,593	12,727	15,665	13,763	17,896
Marketing	15,024	12,975	12,466	12,576	14,832
Deposit and other insurance expense	11,787	10,167	13,099	11,628	10,599
Amortization of intangibles	9,960	10,206	10,653	9,813	9,520
Other expense	41,215	36,062	50,868	39,468	33,429

Total noninterest expense	491,777	458,857	483,271	480,318	458,636

Income before income taxes	260,263	219,860	220,765	208,886	222,094
Provision for income taxes	64,057	54,006	57,151	53,870	57,475

Net income	$196,206	$165,854	$163,614	$155,016	$164,619

Dividends on preferred shares	7,968	7,965	7,963	7,964	7,963

Net income applicable to common shares	$188,238	$157,889	$155,651	$147,052	$156,656

Average common shares - basic	806,891	809,778	811,967	816,497	821,546
Average common shares - diluted	820,238	823,809	825,338	829,623	834,687

Per common share
Net income - basic	$0.23	$0.19	$0.19	$0.18	$0.19
Net income - diluted	0.23	0.19	0.19	0.18	0.19
Cash dividends declared	0.06	0.06	0.06	0.05	0.05

Revenue - fully-taxable equivalent (FTE)
Net interest income	$490,686	$467,685	$473,252	$466,335	$460,048
FTE adjustment	7,962	7,560	7,522	7,506	6,637

Net interest income(2)	498,648	475,245	480,774	473,841	466,685
Noninterest income	281,773	231,623	233,278	247,349	250,067

Total revenue(2)	$780,421	$706,868	$714,052	$721,190	$716,752

(1)	Comparisons for presented periods are impacted by a number of factors. Refer to Significant Items.
(2)	On a fully-taxable equivalent (FTE) basis assuming a 35% tax rate.

Huntington Bancshares Incorporated

Quarterly Mortgage Banking Income

(Unaudited)

	2015		2014			Percent Changes vs.
(dollar amounts in thousands, except as noted)	Second	First	Fourth	Third	Second	1Q15	2Q14
Mortgage banking income
Origination and secondary marketing	$26,350	$20,032	$12,940	$15,546	$14,289	32%	84%
Servicing fees	10,677	10,842	8,004	10,786	10,873	(2)	(2)
Amortization of capitalized servicing	(6,965)	(6,979)	(6,050)	(6,119)	(5,951)	—	17
Other mortgage banking income	2,467	3,549	2,912	4,075	4,212	(30)	(41)

Subtotal	32,529	27,444	17,806	24,288	23,423	19	39
MSR valuation adjustment(1)	14,525	(9,164)	(7,080)	989	(3,046)	N.R.	N.R.
Net trading gains (losses) related to MSR hedging	(8,536)	4,681	3,304	(226)	2,340	N.R.	N.R.

Total mortgage banking income	$38,518	$22,961	$14,030	$25,051	$22,717	68%	70%

Mortgage originations (in millions)	$1,454	$980	$922	$997	$982	48%	48%
Capitalized mortgage servicing rights(2)	163,808	145,909	155,598	161,900	159,860	12	2
Total mortgages serviced for others (in millions)(2)	15,722	15,569	15,637	15,593	15,560	1	1
MSR % of investor servicing portfolio(2)	1.04%	0.94%	1.00%	1.04%	1.03%	11	1

Net impact of MSR hedging
MSR valuation adjustment(1)	$14,525	$(9,164)	$(7,080)	$989	$(3,046)	N.R. %	N.R. %
Net trading gains (losses) related to MSR hedging	(8,536)	4,681	3,304	(226)	2,340	N.R.	N.R.

Net gain (loss) of MSR hedging	$5,989	$(4,483)	$(3,776)	$763	$(706)	N.R. %	N.R. %

N.R.	- Not relevant.
(1)	The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.
(2)	At period end.

Huntington Bancshares Incorporated

Quarterly Credit Reserves Analysis

(Unaudited)

	2015		2014
(dollar amounts in thousands)	Second	First	Fourth	Third	Second
Allowance for loan and lease losses, beginning of period	$605,126	$605,196	$631,036	$635,101	$631,918
Loan and lease losses	(46,970)	(55,075)	(56,252)	(58,511)	(58,827)
Recoveries of loans previously charged off	21,595	30,643	33,277	28,488	30,184

Net loan and lease losses	(25,375)	(24,432)	(22,975)	(30,023)	(28,643)

Provision for loan and lease losses	19,790	26,655	(2,863)	25,958	31,826
Allowance of assets sold or transferred to loans held for sale	1	(2,293)	(2)	—	—

Allowance for loan and lease losses, end of period	$599,542	$605,126	$605,196	$631,036	$635,101

Allowance for unfunded loan commitments and letters of credit, beginning of period	$54,742	$60,806	$55,449	$56,927	$59,368
Provision for (reduction in) unfunded loan commitments and letters of credit losses	629	(6,064)	5,357	(1,478)	(2,441)

Allowance for unfunded loan commitments and letters of credit, end of period	$55,371	$54,742	$60,806	$55,449	$56,927

Total allowance for credit losses, end of period	$654,913	$659,868	$666,002	$686,485	$692,028

Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	1.23%	1.27%	1.27%	1.35%	1.38%
Nonaccrual loans and leases (NALs)	165	166	202	194	195
Nonperforming assets (NPAs)	151	151	179	173	175

Total allowance for credit losses (ACL) as % of:
Total loans and leases	1.34%	1.38%	1.40%	1.47%	1.50%
Nonaccrual loans and leases	180	181	222	211	213
Nonperforming assets	165	165	197	188	191

Huntington Bancshares Incorporated

Quarterly Net Charge-Off Analysis

(Unaudited)

	2015		2014
(dollar amounts in thousands)	Second	First	Fourth	Third	Second
Net charge-offs by loan and lease type:
Commercial:
Commercial and industrial	$4,411	$11,403	$333	$12,587	$10,597
Commercial real estate:
Construction	164	(383)	(1,747)	2,171	(171)
Commercial	5,361	(3,629)	1,565	(8,178)	(2,020)

Commercial real estate	5,525	(4,012)	(182)	(6,007)	(2,191)

Total commercial	9,936	7,391	151	6,580	8,406

Consumer:
Automobile	3,442	4,248	6,024	3,976	2,926
Home equity	4,650	4,625	6,321	6,448	8,491
Residential mortgage	2,142	2,816	3,059	5,428	3,406
Other consumer	5,205	5,352	7,420	7,591	5,414

Total consumer	15,439	17,041	22,824	23,443	20,237

Total net charge-offs	$25,375	$24,432	$22,975	$30,023	$28,643

Net charge-offs - annualized percentages:
Commercial:
Commercial and industrial	0.09%	0.24%	0.01%	0.27%	0.23%
Commercial real estate:
Construction	0.07	(0.17)	(0.85)	1.12	(0.10)
Commercial	0.51	(0.34)	0.15	(0.78)	(0.19)

Commercial real estate	0.43	(0.31)	(0.01)	(0.48)	(0.17)

Total commercial	0.16	0.12	—	0.11	0.14

Consumer:
Automobile	0.17	0.19	0.28	0.20	0.16
Home equity	0.22	0.22	0.30	0.31	0.41
Residential mortgage	0.15	0.19	0.21	0.38	0.24
Other consumer	4.61	5.03	7.20	7.61	5.66

Total consumer	0.27	0.29	0.39	0.42	0.37

Net charge-offs as a % of average loans	0.21%	0.20%	0.20%	0.26%	0.25%

Huntington Bancshares Incorporated

Quarterly Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)

(Unaudited)

	2015		2014
(dollar amounts in thousands)	June 30,	March 31,	December 31,	September 30,	June 30,
Nonaccrual loans and leases (NALs):
Commercial and industrial	$149,713	$133,363	$71,974	$90,265	$75,274
Commercial real estate	43,888	49,263	48,523	59,812	65,398
Automobile	4,190	4,448	4,623	4,834	4,384
Residential mortgage	91,198	98,093	96,564	98,139	110,635
Home equity	75,350	79,246	78,560	72,715	69,266

Total nonaccrual loans and leases	364,339	364,413	300,244	325,765	324,957
Other real estate, net:
Residential	25,660	30,544	29,291	30,661	31,761
Commercial	3,572	3,407	5,748	5,609	2,934

Total other real estate, net	29,232	33,951	35,039	36,270	34,695
Other NPAs(1)	2,440	2,440	2,440	2,440	2,440

Total nonperforming assets	$396,011	$400,804	$337,723	$364,475	$362,092

Nonaccrual loans and leases as a % of total loans and leases	0.75%	0.76%	0.63%	0.70%	0.71%
NPA ratio(2)	0.81	0.84	0.71	0.78	0.79
(NPA+90days)/(Loan+OREO)(3)	1.03	1.08	0.98	1.08	1.08

	2015		2014
	Second	First	Fourth	Third	Second
Nonperforming assets, beginning of period	$400,804	$337,723	$364,475	$362,092	$365,289
New nonperforming assets	125,105	162,862	87,022	102,834	123,601
Returns to accruing status	(46,120)	(17,968)	(20,024)	(24,884)	(23,000)
Loan and lease losses	(33,797)	(41,574)	(36,108)	(36,387)	(54,646)
Payments	(38,396)	(30,578)	(48,645)	(29,121)	(41,947)
Sales	(11,585)	(9,661)	(8,997)	(10,059)	(7,205)

Nonperforming assets, end of period	$396,011	$400,804	$337,723	$364,475	$362,092

(1)	Other nonperforming assets includes certain impaired investment securities.
(2)	Nonperforming assets divided by the sum of loans and leases, net other real estate owned, and other NPAs.
(3)	The sum of nonperforming assets and total accruing loans and leases past due 90 days or more divided by the sum of loans and leases and other real estate.

Huntington Bancshares Incorporated

Quarterly Accruing Past Due Loans and Leases and Accruing and Nonaccruing Troubled Debt Restructured Loans

(Unaudited)

	2015		2014
(dollar amounts in thousands)	June 30,	March 31,	December 31,	September 30,	June, 30
Accruing loans and leases past due 90 days or more:

Commercial and industrial	$6,621	$5,935	$4,937	$7,458	$9,977
Commercial real estate	10,920	16,351	18,793	26,285	27,267
Automobile	4,269	4,746	5,703	4,827	2,895

Residential mortgage (excluding loans guaranteed by the U.S. Government)	21,869	21,034	33,040	33,331	29,709
Home equity	11,713	11,132	12,159	14,809	14,912
Other consumer	846	727	837	638	607

Total, excl. loans guaranteed by the U.S. Government	56,238	59,925	75,469	87,348	85,367
Add: loans guaranteed by U.S. Government	50,640	53,010	55,012	54,778	51,641

Total accruing loans and leases past due 90 days or more, including loans guaranteed by the U.S. Government	$106,878	$112,935	$130,481	$142,126	$137,008

Ratios:

Excluding loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.12%	0.13%	0.16%	0.19%	0.19%

Guaranteed by U.S. Government, as a percent of total loans and leases	0.10	0.11	0.12	0.11	0.11

Including loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.22	0.24	0.27	0.30	0.30

Accruing troubled debt restructured loans:
Commercial and industrial	$233,346	$162,207	$116,331	$89,783	$90,604
Commercial real estate	158,056	161,515	177,156	186,542	212,736
Automobile	24,774	25,876	26,060	31,480	31,833
Home equity	279,864	265,207	252,084	229,500	221,539
Residential mortgage	266,986	268,441	265,084	271,762	289,239
Other consumer	4,722	4,879	4,018	3,313	3,496

Total accruing troubled debt restructured loans	$967,748	$888,125	$840,733	$812,380	$849,447

Nonaccruing troubled debt restructured loans:
Commercial and industrial	$46,303	$21,246	$20,580	$19,110	$6,677
Commercial real estate	19,490	28,676	24,964	28,618	24,396
Automobile	4,030	4,283	4,552	4,817	4,287
Home equity	26,568	26,379	27,224	25,149	22,264
Residential mortgage	65,415	69,799	69,305	72,729	81,546
Other consumer	160	165	70	74	120

Total nonaccruing troubled debt restructured loans	$161,966	$150,548	$146,695	$150,497	$139,290

Huntington Bancshares Incorporated

Quarterly Capital Under Current Regulatory Standards (Basel III) and Other Capital Data

(Unaudited)

	2015	2015
(dollar amounts in millions except per share amounts)	June 30,	March 31,
Common equity tier 1 risk-based capital ratio:(1)
Total shareholders’ equity	$6,496	$6,462
Regulatory capital adjustments:
Shareholders’ preferred equity	(386)	(386)
Accumulated other comprehensive income offset	186	161
Goodwill and other intangibles, net of related taxes	(701)	(700)
Deferred tax assets that arise from tax loss and credit carryforwards	(15)	(36)

Common equity tier 1 capital	5,580	5,501

Additional tier 1 capital
Shareholders’ preferred equity	386	386
Qualifying capital instruments subject to phase-out	76	76
Other	(22)	(53)

Tier 1 capital	6,020	5,910

LTD and other tier 2 qualifying instruments	623	648
Qualifying allowance for loan and lease losses	655	660
Other	—	—

Tier 2 capital	1,278	1,308
Total risk-based capital	$7,298	$7,218
Risk-weighted assets (RWA)(1)	57,850	57,840
Common equity tier 1 risk-based capital ratio(1)	9.65%	9.51%

Other regulatory capital data:
Tier 1 leverage ratio(1)	8.98%	9.04%
Tier 1 risk-based capital ratio(1)	10.41	10.22
Total risk-based capital ratio(1)	12.62	12.48
Tangible common equity / RWA ratio(1)	9.32	9.25

(1)	June 30, 2015, figures are estimated and are presented on a Basel III basis, including the standardized approach for calculating risk-weighted assets.

Huntington Bancshares Incorporated

Quarterly Common Stock Summary, Non-Regulatory Capital, and Other Data

(Unaudited)

Quarterly common stock summary

	2015		2014
(dollar amounts in thousands, except per share amounts)	Second	First	Fourth	Third	Second
Common stock price, per share
High(1)	$11.720	$11.300	$10.740	$10.300	$10.290
Low(1)	10.670	9.630	8.800	9.290	8.890
Close	11.310	11.050	10.520	9.730	9.540
Average closing price	11.192	10.559	9.972	9.790	9.406

Dividends, per share
Cash dividends declared per common share	$0.06	$0.06	$0.06	$0.05	$0.05

Common shares outstanding
Average - basic	806,891	809,778	811,967	816,497	821,546
Average - diluted	820,238	823,809	825,338	829,623	834,687
Ending	803,066	808,528	811,455	814,454	817,002

Book value per common share	$7.61	$7.51	$7.32	$7.24	$7.17
Tangible book value per common share(2)	6.71	6.62	6.62	6.53	6.48

Common share repurchases
Number of shares repurchased	8,834	4,949	3,605	5,438	12,095
Non-regulatory capital
	2015		2014
(dollar amounts in millions)	June 30,	March 31,	December 31,	September 30,	June 30,
Calculation of tangible equity / asset ratio:
Total shareholders’ equity	$6,496	$6,462	$6,328	$6,284	$6,241
Less: goodwill	(678)	(678)	(523)	(523)	(505)
Less: other intangible assets	(63)	(73)	(75)	(85)	(81)
Add: related deferred tax liability(2)	22	25	26	30	28

Total tangible equity	5,777	5,736	5,756	5,706	5,683
Less: preferred equity	(386)	(386)	(386)	(386)	(386)

Total tangible common equity	$5,391	$5,350	$5,370	$5,320	$5,297

Total assets	$68,846	$68,003	$66,298	$64,331	$63,797
Less: goodwill	(678)	(678)	(523)	(523)	(505)
Less: other intangible assets	(63)	(73)	(75)	(85)	(81)
Add: related deferred tax liability(2)	22	25	26	30	28

Total tangible assets	$68,127	$67,277	$65,726	$63,753	$63,239

Tangible equity / tangible asset ratio	8.48%	8.53%	8.76%	8.95%	8.99%
Tangible common equity / tangible asset ratio	7.91	7.95	8.17	8.35	8.38

Tier 1 leverage ratio(4)	N.A.	N.A.	9.74	9.83	10.01
Tier 1 risk-based capital ratio(4)	N.A.	N.A.	11.50	11.61	11.56
Total risk-based capital ratio(4)	N.A.	N.A.	13.56	13.72	13.67
Tangible common equity / risk-weighted assets ratio(4)	N.A.	N.A.	9.86	9.99	9.99

Other data:
Number of employees (Average full-time equivalent)	12,274	11,914	11,875	11,946	12,000
Number of domestic full-service branches(3)	735	733	729	753	730

(1)	High and low stock prices are intra-day quotes obtained from NASDAQ.
(2)	Other intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.
(3)	Includes Regional Banking and The Huntington Private Client Group offices.
(4)	Ratios are calculated on the Basel I basis.
N.A.	On January 1, 2015, we became subject to the Basel III capital requirements and the standardized approach for calculating risk-weighted assets in accordance with subpart D of the final capital rule. See page 15 for Basel III capital ratios.

Huntington Bancshares Incorporated

Consolidated Year to Date Average Balance Sheets

(Unaudited)

	YTD Average Balances
	Six Months Ended June 30,		Change
(dollar amounts in millions)	2015	2014	Amount	Percent
Assets
Interest-bearing deposits in banks	$91	$87	$4	5%
Loans held for sale	829	283	546	193
Securities:
Available-for-sale and other securities:
Taxable	7,791	6,452	1,339	21
Tax-exempt	1,952	1,203	749	62

Total available-for-sale and other securities	9,743	7,655	2,088	27
Trading account securities	47	42	5	12
Held-to-maturity securities - taxable	3,335	3,730	(395)	(11)

Total securities	13,125	11,427	1,698	15

Loans and leases:(1)
Commercial:
Commercial and industrial	19,469	17,948	1,521	8
Commercial real estate:
Construction	929	657	272	41
Commercial	4,244	4,317	(73)	(2)

Commercial real estate	5,173	4,974	199	4

Total commercial	24,642	22,922	1,720	8

Consumer:
Automobile	8,431	7,069	1,362	19
Home equity	8,494	8,358	136	2
Residential mortgage	5,835	5,494	341	6
Other consumer	438	385	53	14

Total consumer	23,198	21,306	1,892	9

Total loans and leases	47,840	44,228	3,612	8
Allowance for loan and lease losses	(610)	(645)	35	(5)

Net loans and leases	47,230	43,583	3,647	8

Total earning assets	61,885	56,025	5,860	10

Cash and due from banks	930	887	43	5
Intangible assets	670	563	107	19
All other assets	4,197	3,937	260	7

Total assets	$67,072	$60,767	$6,305	10%

Liabilities and shareholders’ equity
Deposits:
Demand deposits - noninterest-bearing	$15,575	$13,330	$2,245	17%
Demand deposits - interest-bearing	6,380	5,860	520	9

Total demand deposits	21,955	19,190	2,765	14
Money market deposits	19,084	17,664	1,420	8
Savings and other domestic deposits	5,220	5,027	193	4
Core certificates of deposit	2,726	3,523	(797)	(23)

Total core deposits	48,985	45,404	3,581	8
Other domestic deposits of $250,000 or more	190	273	(83)	(30)
Brokered deposits and negotiable CDs	2,651	1,927	724	38
Deposits in foreign offices	559	322	237	74

Total deposits	52,385	47,926	4,459	9
Short-term borrowings	2,018	2,581	(563)	(22)
Long-term debt	4,761	3,021	1,740	58

Total interest-bearing liabilities	43,589	40,198	3,391	8

All other liabilities	1,441	1,034	407	39
Shareholders’ equity	6,467	6,205	262	4

Total liabilities and shareholders’ equity	$67,072	$60,767	$6,305	10%

(1)	Includes nonaccrual loans.

Huntington Bancshares Incorporated

Consolidated Year to Date Net Interest Margin - Interest Income / Expense(1)

(Unaudited)

	YTD Interest Income / Expense
	Six Months Ended June 30,
(dollar amounts in thousands)	2015	2014
Assets
Interest-bearing deposits in banks	$60	$14
Loans held for sale	14,066	5,675
Securities:
Available-for-sale and other securities:
Taxable	99,381	80,483
Tax-exempt	30,163	18,599

Total available-for-sale and other securities	129,544	99,082
Trading account securities	259	186
Held-to-maturity securities - taxable	41,408	45,934

Total securities	171,211	145,202
Loans and leases:
Commercial:
Commercial and industrial	339,909	318,189
Commercial real estate:
Construction	17,287	13,707
Commercial	74,526	86,861

Commercial real estate	91,813	100,568

Total commercial	431,722	418,757

Consumer:
Automobile	134,715	122,696
Home equity	168,597	170,733
Residential mortgage	108,928	103,730
Other consumer	18,114	13,492

Total consumer	430,354	410,651

Total loans and leases	862,076	829,408

Total earning assets	$1,047,413	$980,299

Liabilities
Deposits:
Demand deposits - noninterest-bearing	$—	$—
Demand deposits - interest-bearing	1,677	1,083

Total demand deposits	1,677	1,083
Money market deposits	20,661	21,488
Savings and other domestic deposits	3,690	4,638
Core certificates of deposit	10,443	15,325

Total core deposits	36,471	42,534
Other domestic deposits of $250,000 or more	407	570
Brokered deposits and negotiable CDs	2,190	2,474
Deposits in foreign offices	364	206

Total deposits	39,432	45,784
Short-term borrowings	1,273	1,242
Long-term debt	32,815	23,197

Total interest-bearing liabilities	73,520	70,223

Net interest income	$973,893	$910,076

(1)	Fully-taxable equivalent (FTE) income and expense calculated assuming a 35% tax rate. See page 20 for the FTE adjustment.

Huntington Bancshares Incorporated

Consolidated Year to Date Net Interest Margin - Yield

(Unaudited)

	YTD Average Rates(2)
	Six Months Ended June 30,
Fully-taxable equivalent basis(1)	2015	2014
Assets
Interest-bearing deposits in banks	0.13%	0.03%
Loans held for sale	3.39	4.01
Securities:
Available-for-sale and other securities:
Taxable	2.55	2.49
Tax-exempt	3.09	3.09

Total available-for-sale and other securities	2.66	2.59
Trading account securities	1.10	0.89
Held-to-maturity securities - taxable	2.48	2.46

Total securities	2.61	2.54

Loans and leases:(3)
Commercial:
Commercial and industrial	3.47	3.53
Commercial real estate:
Construction	3.70	4.15
Commercial	3.49	4.00

Commercial real estate	3.53	4.02

Total commercial	3.48	3.63

Consumer:
Automobile	3.22	3.50
Home equity	4.00	4.12
Residential mortgage	3.73	3.78
Other consumer	8.33	7.08

Total consumer	3.73	3.88

Total loans and leases	3.61	3.75

Total earning assets	3.41%	3.53%

Liabilities
Deposits:
Demand deposits - noninterest-bearing	—%	—%

Demand deposits - interest-bearing	0.05	0.04
Total demand deposit	0.02	0.01
Money market deposits	0.22	0.25
Savings and other domestic deposits	0.14	0.19
Core certificates of deposit	0.77	0.88

Total core deposits	0.22	0.27
Other domestic deposits of $250,000 or more	0.43	0.42
Brokered deposits and negotiable CDs	0.17	0.26
Deposits in foreign offices	0.13	0.13

Total deposits	0.22	0.27
Short-term borrowings	0.13	0.10
Long-term debt	1.38	1.54

Total interest bearing liabilities	0.34	0.35

Net interest rate spread	3.07	3.18
Impact of noninterest-bearing funds on margin	0.10	0.10

Net interest margin	3.17%	3.28%

Commercial Loan Derivative Impact

(Unaudited)

	YTD Average Rates
	Six Months Ended June 30,
Fully-taxable equivalent basis(1)	2015	2014
Commercial loans(2)(3)	3.27%	3.42%
Impact of commercial loan derivatives	0.21	0.21

Total commercial - as reported	3.48%	3.63%

Average 30 day LIBOR	0.18%	0.15%

(1)	Fully-taxable equivalent (FTE) yields are calculated assuming a 35% tax rate. See page 20 for the FTE adjustment.
(2)	Loan and lease and deposit average rates include impact of applicable derivatives, non-deferrable fees, and amortized fees.
(3)	Includes the impact of nonacrrual loans.

Huntington Bancshares Incorporated

Selected Year to Date Income Statement Data(1)

(Unaudited)

	Six Months Ended June 30,		Change
(dollar amounts in thousands, except per share amounts)	2015	2014	Amount	Percent
Interest income	$1,031,891	$967,777	$64,114	7%
Interest expense	73,520	70,223	3,297	5

Net interest income	958,371	897,554	60,817	7
Provision for credit losses	41,010	54,015	(13,005)	(24)

Net interest income after provision for credit losses	917,361	843,539	73,822	9

Service charges on deposit accounts	132,338	137,215	(4,877)	(4)
Trust services	55,589	59,146	(3,557)	(6)
Electronic banking	57,657	50,133	7,524	15
Mortgage banking income	61,479	45,807	15,672	34
Brokerage income	30,684	35,072	(4,388)	(13)
Insurance income	33,532	32,492	1,040	3
Bank owned life insurance income	26,240	27,172	(932)	(3)
Capital markets fees	27,097	19,694	7,403	38
Gain on sale of loans	17,042	7,484	9,558	128
Securities gains (losses)	82	17,460	(17,378)	(100)
Other income	71,656	66,877	4,779	7

Total noninterest income	513,396	498,552	14,844	3

Personnel costs	547,051	510,077	36,974	7
Outside data processing and other services	109,043	105,828	3,215	3
Net occupancy	59,881	62,106	(2,225)	(4)
Equipment	61,943	57,499	4,444	8
Professional services	25,320	30,127	(4,807)	(16)
Marketing	27,999	25,518	2,481	10
Deposit and other insurance expense	21,954	24,317	(2,363)	(10)
Amortization of intangibles	20,166	18,811	1,355	7
Other expense	77,277	84,474	(7,197)	(9)

Total noninterest expense	950,634	918,757	31,877	3

Income before income taxes	480,123	423,334	56,789	13
Provision for income taxes	118,063	109,572	8,491	8

Net income	$362,060	$313,762	$48,298	15%

Dividends on preferred shares	15,933	15,927	6	—

Net income applicable to common shares	$346,127	$297,835	$48,292	16%

Average common shares - basic	808,335	825,603	(17,268)	(2)%
Average common shares - diluted	822,023	838,546	(16,523)	(2)

Per common share
Net income - basic	$0.43	$0.36	$0.07	19
Net income - diluted	0.42	0.36	0.06	17
Cash dividends declared	0.12	0.10	0.02	20

Revenue - fully taxable equivalent (FTE)
Net interest income	$958,371	$897,554	$60,817	7
FTE adjustment(2)	15,522	12,522	3,000	24

Net interest income	973,893	910,076	63,817	7
Noninterest income	513,396	498,552	14,844	3

Total revenue	$1,487,289	$1,408,628	$78,661	6%

(1)	Comparisons for presented periods are impacted by a number of factors. Refer to Significant Items.
(2)	On a fully-taxable equivalent (FTE) basis assuming a 35% tax rate.

Huntington Bancshares Incorporated

Year to Date Mortgage Banking Income

(Unaudited)

	Six Months Ended June 30,		Change
(dollar amounts in thousands, except as noted)	2015	2014	Amount	Percent
Mortgage banking income

Origination and secondary marketing	$46,382	$28,786	$17,596	61%
Servicing fees	21,519	21,812	(293)	(1)
Amortization of capitalized servicing	(13,944)	(11,933)	(2,011)	17
Other mortgage banking income	6,016	7,747	(1,731)	(22)

Subtotal	59,973	46,412	13,561	29
MSR valuation adjustment(1)	5,361	(4,643)	N.R.	N.R.
Net trading gains (losses) related to MSR hedging	(3,855)	4,037	N.R.	N.R.

Total mortgage banking income	$61,479	$45,806	$15,673	34%

Mortgage originations (in millions)	$2,434	$1,639	$795	49%
Capitalized mortgage servicing rights(2)	163,808	159,860	3,948	2
Total mortgages serviced for others (in millions)(2)	15,722	15,560	162	1
MSR % of investor servicing portfolio	1.04%	1.03%	0.01%	1

Net impact of MSR hedging

MSR valuation adjustment(1)	$5,361	$(4,643)	N.R.	N.R.
Net trading gains (losses) related to MSR hedging	(3,855)	4,037	N.R.	N.R.

Net gain (loss) on MSR hedging	$1,506	$(606)	N.R.	N.R.

N.R.	- Not relevant.
(1)	The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.
(2)	At period end.

Huntington Bancshares Incorporated

Year to Date Credit Reserves Analysis

(Unaudited)

	Six Months Ended June 30,
(dollar amounts in thousands)	2015	2014
Allowance for loan and lease losses, beginning of period	$605,196	$647,870
Loan and lease losses	(102,045)	(131,838)
Recoveries of loans previously charged off	52,238	60,209

Net loan and lease losses	(49,807)	(71,629)

Provision for loan and lease losses	46,445	59,987
Allowance of assets sold or transferred to loans held for sale	(2,292)	(1,127)

Allowance for loan and lease losses, end of period	$599,542	$635,101

Allowance for unfunded loan commitments and letters of credit, beginning of period	$60,806	$62,899
Provision for (reduction in) unfunded loan commitments and letters of credit losses	(5,435)	(5,972)

Allowance for unfunded loan commitments and letters of credit, end of period	$55,371	$56,927

Total allowance for credit losses	$654,913	$692,028

Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	1.23%	1.38%
Nonaccrual loans and leases (NALs)	165	195
Nonperforming assets (NPAs)	151	175

Total allowance for credit losses (ACL) as % of:
Total loans and leases	1.34%	1.50%
Nonaccrual loans and leases (NALs)	180	213
Nonperforming assets (NPAs)	165	191

Huntington Bancshares Incorporated

Year to Date Net Charge-Off Analysis

(Unaudited)

	Six Months Ended June 30,
(dollar amounts in thousands)	2015	2014
Net charge-offs by loan and lease type:
Commercial:
Commercial and industrial	$15,814	$19,203
Commercial real estate:
Construction	(219)	747
Commercial	1,732	(3,925)

Commercial real estate	1,513	(3,178)

Total commercial	17,327	16,025

Consumer:
Automobile	7,690	7,568
Home equity	9,275	24,178
Residential mortgage	4,958	11,265
Other consumer	10,557	12,593

Total consumer	32,480	55,604

Total net charge-offs	$49,807	$71,629

Net charge-offs - annualized percentages:
Commercial:
Commercial and industrial	0.16%	0.21%
Commercial real estate:
Construction	(0.05)	0.23
Commercial	0.08	(0.18)

Commercial real estate	0.06	(0.13)

Total commercial	0.14	0.14

Consumer:
Automobile	0.18	0.21
Home equity	0.22	0.58
Residential mortgage	0.17	0.41
Other consumer	4.81	6.55

Total consumer	0.28	0.52

Net charge-offs as a % of average loans	0.21%	0.32%

Huntington Bancshares Incorporated

Year to Date Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)

(Unaudited)

	June 30,
(dollar amounts in thousands)	2015	2014
Nonaccrual loans and leases (NALs):
Commercial and industrial	$149,713	$75,274
Commercial real estate	43,888	65,398
Automobile	4,190	4,384
Residential mortgage	91,198	110,635
Home equity	75,350	69,266

Total nonaccrual loans and leases	364,339	324,957

Other real estate, net:
Residential	25,660	31,761
Commercial	3,572	2,934

Total other real estate, net	29,232	34,695
Other NPAs(1)	2,440	2,440

Total nonperforming assets	$396,011	$362,092

Nonaccrual loans and leases as a % of total loans and leases	0.75%	0.71%

NPA ratio(2)	0.81	0.79

	Six Months Ended June 30,
(dollar amounts in thousands)	2015	2014
Nonperforming assets, beginning of period	$337,723	$352,160
New nonperforming assets	287,967	241,405
Returns to accruing status	(64,088)	(32,333)
Loan and lease losses	(75,371)	(102,242)
Payments	(68,974)	(81,180)
Sales	(21,246)	(15,718)

Nonperforming assets, end of period	$396,011	$362,092

(1)	Other nonperforming assets represent an investment security backed by a municipal bond.
(2)	Nonperforming assets divided by the sum of loans and leases, net other real estate owned, and other NPAs.

Huntington Bancshares Incorporated

Year to Date Accruing Past Due Loans and Leases and Accruing and Nonaccruing Troubled Debt Restructured Loans

(Unaudited)

	June 30,
(dollar amounts in thousands)	2015	2014
Accruing loans and leases past due 90 days or more:
Commercial and industrial	$6,621	$9,977
Commercial real estate	10,920	27,267
Automobile	4,269	2,895
Residential mortgage (excluding loans guaranteed by the U.S. Government)	21,869	29,709
Home equity	11,713	14,912
Other consumer	846	607

Total, excl. loans guaranteed by the U.S. Government	56,238	85,367
Add: loans guaranteed by U.S. Government	50,640	51,641

Total accruing loans and leases past due 90 days or more, including loans guaranteed by the U.S. Government	$106,878	$137,008

Ratios:

Excluding loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.12%	0.19%

Guaranteed by U.S. Government, as a percent of total loans and leases	0.10	0.11

Including loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.22	0.30

Accruing troubled debt restructured loans:
Commercial and industrial	$233,346	$90,604
Commercial real estate	158,056	212,736
Automobile	24,774	31,833
Home equity	279,864	221,539
Residential mortgage	266,986	289,239
Other consumer	4,722	3,496

Total accruing troubled debt restructured loans	$967,748	$849,447

Nonaccruing troubled debt restructured loans:
Commercial and industrial	$46,303	$6,677
Commercial real estate	19,490	24,396
Automobile	4,030	4,287
Home equity	26,568	22,264
Residential mortgage	65,415	81,546
Other consumer	160	120

Total nonaccruing troubled debt restructured loans	$161,966	$139,290